UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  Jan 8, 2010

BROADCAST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 UNION PARK AVENUE, SUITE 600 SALT LAKE CITY, UTAH	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

ITEM 3.02

Unregistered Sales of Equity Securities

On December 14, 2009 we issued 200,000 shares of our common stock and warrants to acquire an additional 130,000 shares of our common stock to one individual in partial settlement of a claim for consulting services by the individual.  The warrants have a five year term and are exercisable at $1.18 per share.  The individual is an accredited investor and was fully informed regarding the investment.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

On January 8 and January 11, 2010 we issued warrants to acquire up to 50,000 shares of our common stock to each of two consultants at exercise prices of $1.03 and $1.14 in consideration of the services to be rendered by the consultants in serving as members of our technology board of advisors. The warrants have a term of three years from the dates of issuance.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

On January 11, 2010, we issued 200,000 shares of our common stock to a corporation in partial consideration for a technology license related to our video encoding project.  The corporation is an accredited investor and fully informed regarding the investment.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

In December, 2009 and January 2010, we issued 21,281 shares of our common stock to two separate consultants for services performed for us pursuant to a written consulting agreement.  The consultants were accredited investors and were fully informed regarding the investment.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

In January, 2010 we issued warrants to acquire up to 50,000 shares of our common stock to a consultant in partial settlement of a lawsuit with the consultant. The warrants expire December 31, 2010 and have an exercise price of $1.14.  The consultant was an accredited investor and was fully informed concerning the investment.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

All investors in the transactions described above were accredited investors and were fully informed regarding their investment.  In the transactions, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

ITEM 9.01.

Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 12, 2010.

BROADCAST INTERNATIONAL, INC.

a Utah corporation

By:

  /s/ Rodney M. Tiede

Name:

Rodney M. Tiede

Title:

President and Chief Executive Officer

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